UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 5, 2017

Pfenex Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36540	27-1356759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10790 Roselle Street

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 352-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

As noted below, on May 5, 2017, our stockholders approved the amendment and restatement of our 2014 Equity Incentive Plan (1) to amend and restate the material terms of the plan to allow us the ability to deduct in full under Section 162(m) of the Internal Revenue Code of 1986, as amended, compensation recognized by our executive officers in connection with certain awards that may be granted under the plan in the future; (2) to increase the number of shares of common stock reserved thereunder by 2,500,000 shares; and (3) to make such other changes as described in the proxy statement. The Amended and Restated 2014 Equity Incentive Plan is described in more detail in the Company’s 2017 Proxy Statement, which was filed with the Securities and Exchange Commission on April 3, 2017. The foregoing description and the summary contained in the Company’s 2017 Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated 2014 Equity Incentive Plan, which is attached hereto as Exhibit 10.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

We held our 2017 annual meeting of stockholders on May 5, 2017 (the “Annual Meeting”). Of the 23,443,352 shares of our common stock outstanding as the record date of March 10, 2017, 19,702,216 shares were represented at the Annual Meeting, either in person or by proxy, constituting approximately 84% of the outstanding shares of common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

1.	Election of Class III Directors. Each of the following nominees was elected to serve as a Class III director, to hold office until our 2020 annual meeting of stockholders or until his respective successor has been duly elected and qualified or his earlier resignation or removal based on the following results of voting:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jason Grenfell-Gardner	16,376,262	403,560	2,922,394
Sigurdur Olafsson	16,378,286	401,536	2,922,394

2.	Approval of Amended and Restated 2014 Equity Incentive Plan. The amendment and restatement of the Company’s 2014 Equity Incentive Plan was approved, including (1) the amendment and restatement of the material terms of the plan to allow the Company the ability to deduct in full under Section 162(m) of the Internal Revenue Code of 1986, as amended, compensation recognized by the Company’s executive officers in connection with certain awards that may be granted under the plan in the future; (2) an increase in the number of shares of common stock reserved thereunder by 2,500,000 shares; and (3) such other changes as described in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,501,410	3,272,486	5,926	2,922,394

3.	Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,629,946	59,560	12,710	—

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated 2014 Equity Incentive Plan and forms of award thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFENEX INC.

Date: May 8, 2017	By:	/s/ Paul Wagner
Paul Wagner
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated 2014 Equity Incentive Plan and forms of award thereunder.